                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 26, 2001

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

        DELAWARE                   0-19281                54-1163725
(State of Incorporation)    (Commission File No.)    (IRS Employer ID No.)

                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

Item 9.  Regulation FD Disclosure

         On July 26, 2001, The AES Corporation issued its press release for the second quarter of 2001, which is presented below and incorporated herein by reference.

                              FOR IMMEDIATE RELEASE

            AES REPORTS EARNINGS OF $0.33 PER SHARE FOR THE QUARTER,
                            FROM RECURRING OPERATIONS

             CONSISTENT PERFORMANCE FROM GLOBAL BUSINESSES LEADS TO
                            STRONG FINANCIAL RESULTS

ARLINGTON, VA, JULY 26, 2001 --The AES Corporation (NYSE: AES) announced today that net income, before deducting the noncash foreign currency transaction losses at Brazilian affiliates and the nonrecurring loss on the sale of Power Direct, was $179 million for the quarter ended June 30, 2001, an increase of 13% over the comparative results for the second quarter of 2000. As a result of the pooling of interests transaction with IPALCO, the results of operations of AES for the periods ended June 30, 2000 have been restated to include IPALCO. Diluted earnings per share, excluding the noncash transaction losses and the nonrecurring loss on sale, were $0.33 for the quarter. Net income, after all charges, was $112 million for the quarter. Revenues for the quarter were $2.2 billion, an increase of 27% from the second quarter of 2000.

For the six months ended June 30, 2001, net income, excluding the noncash transaction losses and nonrecurring items, was $405 million or $0.75 per fully diluted share. Revenues increased 38% for the six months ended June 30, 2001 to $4.8 million.

Barry Sharp, Chief Financial Officer, commented, " We exceeded our expectations for the second quarter with tremendous performances from many of our businesses around the world. In particular, we saw strong results from our newer distribution businesses including EDC in Venezuela and Ipalco in Indianapolis and from our generating facilities in Chile. We also were encouraged by year on year improvements at several of our existing businesses including our generating plants in the eastern and western U.S. and in Northern Ireland. Additionally, we were pleased with the strengthening of results at AES NewEnergy, our retail electricity provider that serves commercial and industrial customers in competitive markets throughout the U.S. We are also encouraged by the progress being made by the electricity consumers and the government in Brazil as everyone there works together to solve the temporary issues arising from the current rainfall shortage."

Dennis W. Bakke, President and Chief Executive Officer, stated, "We again had a good quarter, with our diversified businesses reporting strong results of operation, and we also made significant progress with some new businesses. In the Middle East, we financed the complex AES Barka project in Oman and won the bid for Ras Laffan in Qatar. We won bids for two distribution companies in Ukraine, where our skills and experience with our existing 18 distribution businesses around the world can make a difference. We made progress in California with the refurbishment of Huntington Beach 3 and 4 and the partial acquisition of assets from Thermo Ecotek, which also had businesses in two other states in the US and a few in Germany and the Czech Republic. We have 20 projects in 9 different countries currently in construction, totaling approximately 10,000 MW, with an aggregate investment of approximately $8 billion. We are excited about all of these projects. In addition, we continue to expand our interest in liquefied natural gas projects, which often bring substantial cost reductions, as well as significant environmental benefits from efficient gas-fired plants. The people of AES continue to share among themselves their knowledge of electric markets, fuels, technologies, financial markets and regulatory frameworks for the purpose of serving the people of the world with needed electricity while also being accountable to our shareholders."

Business development milestones in 2001 include the following:

o In July, a subsidiary of AES signed agreements to acquire a 56% interest in SONEL, an integrated electricity utility in Cameroon.
o In July, a subsidiary of AES acquired a majority of the energy assets of Thermo Ecotek Corporation.
o In June, AES signed a definitive agreement to sell the customers and related assets of AES Power Direct.
o In June, a subsidiary of AES secured the financing for its $104 million, 163 MW combined cycle diesel-fired power plant in Sri Lanka.
o In June, AES announced that its AES-3C Maritza East 1 project in Bulgaria signed two key contracts with NEK and Maritza East Mines.
o In May, AES was awarded the Ras Laffan 750 MW and 40 million imperial gallons of water per day natural gas-fired, combined-cycle cogeneration power and water desalination project in the State of Qatar.
o In May, AES announced that it received certification from the California Energy Commission and is set to commence construction on the refurbishment of two retired gas-fired units 3 & 4 at Huntington Beach, California.
o In May, a subsidiary of AES signed a strategic alliance agreement with COTEL, the largest local telephone carrier in Bolivia.
o In May, a subsidiary of AES secured the financing for its, $348.6 million, 427 MW Barka facility in Oman.
o In May AES announced that it won a bid for approximately $23.2 million to purchase a 75% controlling interest in Rivenoblenergo, the distribution company that serves the Rivno region, which is about 200 kms from Kiev, the capital city of Ukraine.
o In April, AES announced that it won a bid for approximately $45.9 million to purchase a 75% controlling interest in Kievoblenergo the distribution company that serves the region that surrounds Kiev, the capital city of Ukraine.
o In April, a subsidiary of AES signed agreements for the financing of its $300 million, 450 MW combined cycle gas-fired Meghnaghat power plant in Bangladesh.
o In April, a subsidiary of AES completed a $180 million financing for its 360 MW gas-fired combined cycle facility Haripur in Bangladesh.
o In April, AES announced the completion of its acquisition of IPALCO in Indiana.
o In March, a subsidiary of AES secured the financing for the 720 MW gas-fired Granite Ridge project in New Hampshire.

o In March, a subsidiary of AES acquired from EniChem SpA an oil-fired 140MW cogeneration facility in the town of Ottana, which is in the province of Nuoro, Sardinia, Italy.
o In February, a subsidiary of AES entered an agreement to purchase all of the energy assets of Thermo Ecotek Corporation, a wholly owned subsidiary of Thermo Electron Corporation of Waltham, Massachusetts for $195 million.
o In January, AES announced the start of construction of the $300 million AES Wolf Hollow power plant at a site in Granbury, Texas.
o In January, a subsidiary of AES acquired a majority interest in a 290MW barge-mounted natural-gas-fired electric generating business in Lagos, Nigeria.
o In January, AES Huntington Beach submitted a proposal to the California Energy Commission to restart two retired gas-fired units that will add an additional 450 megawatts of generation in the electricity-strapped state of California.
o In January, AES announced the purchase of an additional 39% ownership interest in Hidroelectrica Alicura, a 1000 MW hydro plant in Argentina.
o In January, AES announced that it had successfully completed its offer to exchange all American Depositary Shares of Gener S.A. for AES common stock.

AES is a leading global power company comprised of competitive generation, distribution and retail supply businesses in Argentina, Australia, Bangladesh, Brazil, Cameroon, Canada, Chile, China, Colombia, Czech. Republic, Dominican Republic, El Salvador, Georgia, Germany, Hungary, India, Italy, Kazakhstan, the Netherlands, Nigeria, Mexico, Oman, Pakistan, Panama, Sri Lanka, Ukraine, the United Kingdom, the United States and Venezuela.

The company's generating assets include interests in one hundred and seventy three facilities totaling over 59 gigawatts of capacity. AES's electricity distribution network has over 920,000 km of conductor and associated rights of way and sells over 126,000 gigawatt hours per year to over 18 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to over 154,000 end-use customers.

AES is dedicated to providing electricity worldwide in a socially responsible way.

This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with AES's businesses.

                                    * * * * *

FOR MORE GENERAL INFORMATION VISIT OUR WEB SITE AT WWW.AESC.COM OR CONTACT INVESTOR RELATIONS AT INVESTING@AESC.COM. THE LIST AES-PR-ANNOUNCE IS AN AUTOMATED MAILING LIST AND CAN BE FOUND ON THE INVESTING PAGE OF OUR WEB SITE. THOSE WHO SUBSCRIBE TO THIS LIST WILL RECEIVE UPDATES WHEN AES ISSUES A PRESS RELEASE.

THE AES CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED JUNE 30, 2001 AND 2000

----------------------------------------------------------------------------------------------------------
                                                                    QUARTER                QUARTER
                                                                     ENDED                  ENDED
($ in millions, except per share amounts)                          6/30/2001              6/30/2000
----------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                $  2,215                    $  1,751

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                           1,754                       1,358
Selling, general and administrative expenses                            46                          19
                                                             ----------------------  ---------------------

TOTAL OPERATING COSTS AND EXPENSES                                   1,800                       1,377
                                                             ----------------------  ---------------------

OPERATING INCOME                                                       415                         374

OTHER INCOME AND (EXPENSE):
Interest expense, net                                                 (324)                       (261)
Other income                                                            41                           5
Equity in earnings of affiliates (before income tax)                    99                          99
Loss on sale of Power Direct                                           (31)                          -
                                                             ----------------------  ---------------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                 200                         217

Income tax provision                                                    61                          60
Minority interest                                                       27                          17
                                                             ----------------------  ---------------------

NET INCOME                                                    $        112               $         140
                                                             ======================  =====================

DILUTED EARNINGS PER SHARE:                                   $       0.21               $        0.28
                                                             ======================  =====================

Diluted weighted average
  shares outstanding (in millions)                                     538                         498
                                                             ======================  =====================

THE AES CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED JUNE 30, 2001 AND 2000


------------------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS                      SIX MONTHS
                                                                          ENDED                            ENDED
($ in millions, except per share amounts)                               6/30/2001                        6/30/2000
------------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                   $        4,760                  $    3,447

OPERATING COSTS AND EXPENSES:
Cost of sales and services                                                    3,675                       2,578
Selling, general and administrative expenses                                     68                          48
                                                                      --------------            ----------------
TOTAL OPERATING COSTS AND EXPENSES                                            3,743                       2,626
                                                                      --------------            ----------------

OPERATING INCOME                                                              1,017                         821

OTHER INCOME AND (EXPENSE):
Interest expense, net                                                          (674)                       (525)
Other income                                                                     28                          17
Equity in earnings of affiliates (before income tax)                            149                         217
Gain on sale of investment                                                        -                         112
Loss on sale of Power Direct                                                    (31)                          -
Nonrecurring severance and transaction costs                                    (94)                          -
                                                                      --------------            ----------------

INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                                                          395                         642

Income tax provision                                                            118                         193
Minority interest                                                                59                          35
                                                                      --------------            ----------------

INCOME BEFORE EXTRAORDINARY ITEM                                                218                         414

Extraordinary item, net of tax -
  Early extinguishment of debt                                                    -                          (7)
                                                                      --------------            ----------------

NET INCOME                                                           $          218                  $      407
                                                                      ==============            ================
DILUTED EARNINGS PER SHARE:
Before extraordinary item                                            $         0.41                  $     0.85
Extraordinary item                                                                -                       (0.01)
                                                                      --------------            ----------------
Total                                                                $         0.41                  $     0.84
                                                                      ==============            ================
Diluted weighted average shares outstanding (in millions)                       538                         502
                                                                      ==============            ================

THE AES CORPORATION  ---  SUPPLEMENTAL SCHEDULE (1)

CONSOLIDATED SCHEDULE (Excluding Brazilian affiliates foreign currency effects, Nonrecurring and Extraordinary items)(1)
FOR THE PERIODS ENDED JUNE 30, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             QUARTER                    QUARTER
                                                                                              ENDED                      ENDED
($ in millions, except per share amounts)                                                   6/30/2001                  6/30/2000
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                                  $         2,215         $        1,751

OPERATING COSTS AND EXPENSES:
Cost of sales and service                                                                     1,754                  1,358
Selling, general and administrative expenses                                                     46                     19
                                                                                    ---------------         --------------
TOTAL OPERATING COSTS AND EXPENSES                                                            1,800                  1,377
                                                                                    ---------------         --------------

OPERATING INCOME                                                                                415                    374

OTHER INCOME AND (EXPENSE), EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY
  EFFECTS, NONRECURRING AND EXTRAORDINARY ITEMS:
Interest expense, net                                                                          (324)                  (261)
Other income                                                                                     41                      5
Equity in earnings of affiliates (before income tax)                                            171                    124
                                                                                    ---------------         --------------

INCOME BEFORE TAXES AND MINORITY INTEREST, EXCLUDING
  BRAZILIAN AFFILIATES FOREIGN CURRENCY EFFECTS, NONRECURRING
  AND EXTRAORDINARY ITEMS:                                                                      303                    242

Income tax provision                                                                             97                     67
Minority interest                                                                                27                     17
                                                                                    ---------------         --------------

NET INCOME, EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY
  EFFECTS, NONRECURRING ITEMS AND EXTRAORDINARY ITEM
                                                                                    $           179          $         158
                                                                                    ===============         ==============

DILUTED EARNINGS PER SHARE, EXCLUDING BRAZILIAN AFFILIATES
  FOREIGN CURRENCY EFFECTS, NONRECURRING AND EXTRAORDINARY ITEMS                    $          0.33         $         0.32
                                                                                    ===============         ==============

Diluted weighted average
  shares outstanding (in millions)                                                              543                    498
                                                                                    ===============         ==============


(1) Basis of presentation - This schedule presents, on a proforma basis, the results of operations of AES excluding the aggregate (both subsidiaries and affiliates) Brazilian affiliates foreign currency losses of approximately $47 million after income tax, or $0.09 per share in 2001 and approximately $18 million after income tax, or $0.04 per share in 2000 and the loss on the sale of Power Direct of $20 million after income tax, or $0.03 per share in 2001.

THE AES CORPORATION  ---  SUPPLEMENTAL SCHEDULE (1)

CONSOLIDATED SCHEDULE (Excluding Brazilian affiliates foreign currency effects, Nonrecurring and Extraordinary items)(1)
FOR THE PERIODS ENDED JUNE 30, 2001 AND 2000

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS           SIX MONTHS
                                                                                      ENDED                 ENDED
($ in millions, except per share amounts)                                           6/30/2001             6/30/2000
-------------------------------------------------------------------------------------------------------------------------
REVENUES:
Sales and services                                                                    $ 4,760            $      3,447

OPERATING COSTS AND EXPENSES:
Cost of sales and service                                                               3,675                   2,578
Selling, general and administrative expenses                                               68                      48
                                                                                   -----------            -----------

TOTAL OPERATING COSTS AND EXPENSES                                                      3,743                   2,626
                                                                                   -----------            -----------

OPERATING INCOME                                                                        1,017                     821

OTHER INCOME AND (EXPENSE), EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY
  EFFECTS, NONRECURRING AND EXTRAORDINARY ITEMS:
Interest expense, net                                                                    (674)                   (525)
Other income                                                                               28                      17
Equity in earnings of affiliates (before income tax)                                      311                     223
                                                                                   -----------            -----------
INCOME BEFORE TAXES AND MINORITY INTEREST, EXCLUDING
  BRAZILIAN AFFILIATES FOREIGN CURRENCY EFFECTS, NONRECURRING
  AND EXTRAORDINARY ITEMS:                                                                682                     536

Income tax provision                                                                      218                     153
Minority interest                                                                          59                      35
                                                                                   -----------            -----------
NET INCOME, EXCLUDING BRAZILIAN AFFILIATES FOREIGN CURRENCY
  EFFECTS, NONRECURRING ITEMS AND EXTRAORDINARY ITEM                                  $   405            $        348
                                                                                   ===========            ===========

DILUTED EARNINGS PER SHARE, EXCLUDING BRAZILIAN AFFILIATES
  FOREIGN CURRENCY EFFECTS, NONRECURRING AND EXTRAORDINARY ITEMS                      $  0.75            $       0.72
                                                                                   ===========            ===========

Diluted weighted average shares outstanding (in millions)                                 544                     502
                                                                                   ===========            ===========

(1) Basis of presentation - This schedule presents, on a proforma basis, the results of operations of AES excluding the aggregate (both subsidiaries and affiliates) Brazilian affiliates foreign currency losses of approximately $105 million after income tax, or $0.19 per share in 2001 and approximately $4 million after income tax, or $0.01 per share in 2000 and nonrecurring items, including transaction and severance costs related to the IPALCO acquistion of $61 million after income tax, or $0.12 per share in 2001, the loss on the sale of Power Direct of $20 million after income tax, or $0.03 per share in 2001 and a gain on the sale of an investment held by IPALCO of $77 million after income tax, or $0.14 per share in 2000. This schedule also excludes the extraordinary loss of approximately $7 million incurred during the first quarter of 2000.

                               The AES Corporation
                           Unaudited Supplemental Data
                      For the Quarter Ended Juune 30, 2001

                                     -------------------------2000----------------------              ---2001---
                                     1ST QTR     2ND QTR    3RD QTR     4TH QTR     YEAR          1ST QTR  2ND QTR.
                                     -------     -------    -------     -------     ----          -------  --------
GEOGRAPHIC-% of Total
 NORTH AMERICA
 Revenues                              45%         47%        45%         42%        45%            39%      37%
 EBCIT (1)                             37%         44%        43%         36%        42%            40%      25%

 SOUTH/CENTRAL AMERICA
 Revenues                              24%         27%        33%         35%        30%            38%      42%
 EBCIT                                 31%         38%        43%         53%        41%            51%      65%

 EUROPE
 Revenues                              22%         17%        15%         15%        17%            14%      13%
 EBCIT                                 24%         10%         7%         7%         11%            8%        5%

 ASIA
 Revenues                               9%         9%          7%         8%         8%             9%        8%
 EBCIT                                  8%         8%          6%         4%         6%             1%        5%


SEGMENTS-% of Total
 GENERATION
 Revenues                              51%         48%        45%         44%        47%            48%      47%
 Operating Margin (2)                  70%         80%        67%         59%        68%            59%      53%
 EBCIT                                 64%         65%        55%         38%        52%            43%      25%

 DISTRIBUTION
 Revenues                              49%         52%        55%         56%        53%            52%      53%
 Operating Margin                      30%         20%        33%         41%        32%            41%      47%
 EBCIT                                 36%         35%        45%         62%        48%            57%      75%


FINANCIAL HIGHLIGHTS-million $, except Total Assets in billion $

 Revenues                                $1,696     $1,751      $1,995     $2,141     $7,583        $2,545    $2,215
 EBCIT                                     $397       $268        $364       $468     $1,497          $463      $403
 Net Income Excluding
   Extraordinary and Other
   Items (3)                               $267       $140        $164       $225       $796          $226      $179
 Total Assets (billions)                    $26        $31         $32        $33        $33           $36       $36
 Deprec./Amort.                            $143       $163        $197       $201       $704          $209      $211
 Parent EBITDA - LTM (4)                   $387       $501        $593       $871       $871          $965    $1,004

(1) EBCIT is net income excluding corporate interest, other corporate costs, income taxes and nonrecurring items. Additionally, in 2001 Brazilian affiliate foreign currency effects have been excluded.
(2) Operating Margin is revenues reduced by cost of sales, depreciation and amortization and other operating expenses.
(3) In the first quarter of 2000 and the first and second quarter of 2001, Net Income excludes extraordinary items, Brazilian affiliate foreign currency effects and nonrecurring items.
(4) Parent EBITDA is cash flow earnings distributed to parent less parent operating expenses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE AES CORPORATION

DATE:  July 27, 2001                              by:  /s/  William R. Luraschi
                                                  Vice President and Secretary